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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 to October 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

October 31, 2005

Classes A, B, C, I and O

Global Equity Fund

•  ING Global Science and Technology Fund

International Equity Fund

•  ING International Growth Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Report	4

Shareholder Expense Examples	8

Report of Independent Registered Public Accounting Firm	10

Statements of Assets and Liabilities	11

Statements of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	21

Portfolios of Investments	32

Tax Information	37

Director and Officer Information	38

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing the ING Global Equity Dividend and Premium Opportunity Fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

When the Fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the Fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The Fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent1. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
December 5, 2005

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1  Morgan Stanley Capital International

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2005

Investors in global equities gained 7.2% in the second half of our 12-month review period (13.3% for the twelve months as a whole), after 5.7% in the first half, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. Little of the 7.2% however, was made after July 2005, with July 2005 being the best month since 2003. In currencies, the dollar built on early strength in 2004, reflecting faster U.S. growth and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, acrimonious stalemate on a European budget and German electoral indecision. For the second six months the U.S. dollar rose 7.4% (6.7% for the twelve months as a whole), against the euro 7.8% (3.8% for the twelve months as a whole), against the pound and 11.1% (10.0% for the twelve months as a whole), against the oil price sensitive yen.

Trends in investment grade U.S. fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year U.S. Treasury yields fell, even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates seven times to the end of March 2005. The curve-flattening trend was further sustained by three more increases in May 2005, June 2005 and August 2005. August 2005 ended with second quarter gross domestic product (“GDP”) growth being revised down and a final new record oil price of almost $70 a barrel as Hurricane Katrina’s devastation became known. But any hopes that the FOMC might now relent vanished in September 2005 when factory prices were reported to have risen by the most in decades. The FOMC duly struck for the 11th time. Inflationary clouds continued to gather in October 2005, pulling both short- and long-term rates higher. For the half-year, the yield on the ten-year U.S. Treasury Note rose by 36 basis points to 4.56% (53 basis points for the twelve months as a whole), while that on 13-week U.S Treasury Bills rose 99 basis points, to 3.88% (198 basis points for the twelve months as a whole). The return on the broader Lehman Aggregate Bond Index(2) was 0.15% for the six months.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(3), gained 5.00%, including dividends in the six months through October 2005 (8.72% for the twelve months as a whole). Investors warily watched interest rates as they ultimately rose at the long end as well as the short. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. Still, stocks benefited from July 2005’s positive economic data, especially robust second quarter company earnings figures. The S&P 500 Index reached its best level, a four-year high on August 3, 2005, but then fell back. Little headway was made after  Hurricane Katrina and Hurricane Rita. High prices at the gas pump were already here and an expensive winter for heating fuel was expected. Continual and pervasive reports of sharply rising prices persisted through October, and with consumer confidence slumping, stocks pulled back. However, in the last two days of October 2005, stocks slashed their losses amid reports that evidenced recovery from the Hurricanes. Perhaps we could look forward to a year-end rally after all.

Japan equities soared 16.6%, based on the MSCI Japan Index(4) (“Index”) in dollars plus net dividends, for the six months ended October 31, 2005 (22.3% for the twelve months as a whole). The Index actually rose a remarkable 29.3% in yen, which weakened as money increasingly abandoned low yielding yen-denominated securities in favor of ever-higher dollar interest rates. The market did little until August 2005, but thereafter, a new sense of optimism took hold, based on an encouraging improvement in domestic demand suggesting a return to a balanced economy after years of export dependency. In addition, it was the prospect of a new reformist beginning under Prime Minister Koizumi, who won a landslide election victory in support of his proposal to privatize Japan Post, the savings vehicle of choice among the Japanese public and, improbably, the world’s largest financial institution. By October 31, 2005, the Bank of Japan was even predicting a swift end to deflation, propelling local currency indices toward five-year records.

European ex UK markets added 7.5% in the six months ended October 31, 2005, according to the MSCI Europe ex UK Index(5) including net dividends (17.40% for the twelve months as a whole). Such bullish performance belied bearish economic conditions. High unemployment and restrictive employment practices continued to depress domestic demand, while European ministerial bickering and political deadlock in Germany disappointed reformers, which resulted in the depressing of the euro. Stock markets cheered the weaker currency and corporate profits held up, allowing stocks to advance in the face

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2005

of record low bond yields. Markets drifted down 3.2% in October 2005 however, despite improved business confidence and strong purchasing managers’ reports. The loss would have been worse had a surge of merger and acquisition activity on the last day not lifted markets by approximately 2%. The problem was the combination of the highest inflation in over four years: 2.6% and increasingly tough talk from the European Central Bank, which seemed to be preparing markets for an unwelcome rate increase.

The UK market gained 3.6% in dollars in the second six months, based on the MSCI UK Index(6) including net dividends (14.2% for the twelve months as a whole). The UK’s interest rate cycle is ahead of those in other economies. The tightening to restrain over-stretched consumers and soaring real estate prices is long since complete and has taken effect. GDP growth is set to fall in 2005 to about 1½%, the lowest since 1992. Manufacturing is in decline. The Bank of England has even started to reverse the process with one rate reduction. Nonetheless, company earnings held up and despite terrorist attacks, investors supported an inexpensive market that paid over 3% in dividends. As in Europe, UK equities slumped 3.1% in October 2005, again relieved from an even bigger loss by the late merger and acquisition action. The scope for further rate reductions seemed to evaporate as consumer price inflation was reported at a multi-year high.

(1)  The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO MANAGERS’ REPORT

The ING Global Science and Technology Fund (the “Fund”) seeks long-term capital appreciation. The Fund is team managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Jean M. Rosenbaum, CFA, Director and Portfolio Manager and Erin Xie, PhD, Director and Portfolio Manager, BlackRock Advisors, Inc. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.37% compared to 8.72%, 12.52% and 6.19% for the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, the Pacific Stock Exchange (“PSE”) Technology Index and the Goldman Sachs Technology Industry Composite Index for the same period, respectively.

Portfolio Specifics: The year ended October 31, 2005 was characterized by strong performance from biotechnology and semiconductor stocks in the second half of the period. The Philadelphia Semiconductor Index experienced strong gains in the second part of the year and finished the period with a return of 5.4% due to stronger than expected PC and handset unit growth. The NASDAQ Biotech Index bottomed in March with the removal of Biogen’s Tysabris drug from the market, but made steady upward progress since that event, resulting in a return of 8.6% for the twelve months ended October 2005.

During the period, the Fund was underweight the information technology and industrials sectors and overweight in healthcare and telecomm services names. Good stock selection in internet software and services, semiconductors and semiconductor capital equipment in particular, was a significant contributor to performance in the period. Positions in Google, Inc. and aQuantive, Inc. were the primary contributors, gaining 95% and 141% respectively. Within semiconductors, the Fund was underweight the large analog stocks in the PSE Index such as Linear Technology Corp. and Maxim Integrated Products, Inc., which underperformed during the period. Positions in semiconductor companies NVIDIA Corp., Intersil Corp. and Samsung Corp. all contributed to performance due to good product cycles and improved profit margins.

Elsewhere, strong stock selection and an overweight position in the wireless telecom segment also added to performance. We maintain a positive opinion on the fundamental trends of these companies as we believe wireless substitution is a global phenomenon.

While healthcare outperformed information technology during the period, the segment had a negative impact on Fund performance relative to the PSE Index. An underweight in biotechnology and poor stock selection in pharmaceuticals contributed to the relative underperformance. On a positive note, stock selection in biotechnology contributed positively to performance due to strong gains from stocks such as Momenta Pharmaceuticals, Inc.

The Fund’s positions in the industrial sector had a modest negative impact on performance. Relative underweights in Goodrich Corp. and Lockheed Martin Corp. hurt performance as these stocks outperformed.

Current Strategy and Outlook: The Fund’s underweight in healthcare has recently been reduced and we believe current valuations in the information technology sector are more attractive following the recent sell off. The Fund has also increased exposure to markets outside the U.S., which have been rising due to improving economic growth and the improving health of financial markets. Companies in Japan and Korea have been restructuring and recent global and domestic economic strength has resulted in strong and improving earnings growth. Companies participating in industrial electronics, particularly factory automation, are benefiting notably from these trends. While Taiwan continues to rebound due to increased confidence in holiday spending in the U.S. and the potential for political reform, we remain selective as the sustainability of the current rally is unclear.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)*

Semiconductors	18.3%

Telecommunications	16.9%

Software	11.7%

Computers	9.8%

Healthcare-Products	9.3%

Pharmaceuticals	8.7%

Internet	6.0%

Electronics	5.2%

Machinery-Construction and Mining	2.5%

U.S. Treasury Obligation	2.0%

* Excludes Securities Lending Collateral

Portfolio holdings are subject to change daily

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

	1 Year	5 Year	Since Inception of Class A, B, C and I March 1, 2000		Since Inception of Class O August 6, 2001

Including Sales Charge:
Class A(1)	4.03%	(15.85)%	(16.45)%		—
Class B(2)	4.88%	(15.83)%	(16.35)%		—
Class C(3)	8.61%	(15.59)%	(16.28)%		—
Class I	10.83%	(14.63)%	(15.34)%		—
Class O	10.34%	—	—		(5.72)%
Excluding Sales Charge:
Class A	10.37%	(14.85)%	(15.57)%		—
Class B	9.88%	(15.49)%	(16.20)%		—
Class C	9.61%	(15.59)%	(16.28)%		—
Class I	10.83%	(14.63)%	(15.34)%		—
Class O	10.34%	—	—		(5.72)%
S&P 500 Composite Stock Price Index(4)	8.72%	(1.74)%	(0.62	)%(5)	1.63	%(6)
PSE Technology Index(7)	12.52%	(3.57)%	(6.23	)%(5)	3.88	%(6)
Goldman Sachs Technology Industry Composite Index(8)	6.19%	(14.19)%	(16.08	)%(5)	(3.62	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Science and Technology Fund against the indices indicated. Each Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(5) Since inception performance for the index is shown from March 1, 2000.

(6) Since inception performance for index is shown from August 1, 2001.

(7) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index and is included as an additional comparison for Fund performance.

(8) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

ING INTERNATIONAL GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

The ING International Growth Fund (the “Fund”) seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income. The Fund is managed by a team of equity investment specialists led by Martin Jansen and Carl Ghielen, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.84% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which returned 18.59% for the same period.

Portfolio Specifics: In a reversal of last year’s trends, during this fiscal year the market, on balance, became less focused on economically sensitive stocks as the year progressed. Our investment approach, which is called “Growth at a Reasonable Price,” benefited from the change as the market became more inclined to focus on the stocks with qualities that are the core of our selection process.

Our investment process does not take major regional over- or underweighted positions. During the reporting period, our regional allocation result for the year was positive, due largely to our exposure to emerging markets. Our underweight position in the U.K., which had relatively weak performance, also added value. Our holdings in Japan contributed significantly to performance. On a sector level, stock selection added materially to results, in particular within the financial, health care, materials and telecommunications services sectors. Selection within industrials and information technology detracted from relative performance. Sector positioning was slightly negative, mainly due to our underweight position in the very strongly performing materials sector. Our decision to modestly underweight consumer discretionary stocks proved positive.

At the security level, the largest contributor was Roche Holding, the Swiss drug maker, as it rose on increased demand and good prospects for some newly developed drugs. Also adding significantly to performance results were Mizuho Financial Group, a Japanese financial services firm, due to favorable election results in Japan, and Royal Dutch Shell, a major beneficiary of higher oil prices. The largest negative contribution came from our exposure to Oki Electric Industry Co., a Japanese telecommunications equipment company, which declined following an analyst downgrade. Other detractors included Kingfisher, a British retail company, due to weak retail sales, and Petroleum Geo-Services, a Norwegian oilfield service company, purchased late in the fiscal year 2005, and which contracted sharply in a weak energy sector in October.

Current Strategy and Outlook: While international economic growth deceleration is reflected in lower earnings growth rate estimates, we maintain a cautiously optimistic outlook. High energy prices remain a concern, as do inflation and interest rate pressures. Japan’s election results were encouraging, and appear to promise financial reform. On the positive side, the market has begun to favor stocks with more predictable growth. We believe the Fund is positioned to take advantage of this environment. The Fund maintains a modest positive exposure to Japan as we anticipate further momentum following the election and the promised reforms. The Fund also maintains a modest allocation to emerging markets stocks. At the sector level, the Fund continues to hold underweighted positions within the consumer discretionary, consumer staples and industrials sectors. The Fund has eliminated an underweight of information technology, while retaining an overweight of the energy and healthcare sectors.

Top Ten Industries
as of October 31, 2005
(as a percent of net assets)

Banks	19.1%

Oil and Gas	8.4%

Pharmaceuticals	7.9%

Telecommunications	7.2%

Retail	4.5%

Insurance	3.8%

Auto Manufacturers	3.0%

Mining	2.8%

Electric	2.6%

Transportation	2.6%

Portfolio holdings are subject to change daily

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL GROWTH FUND

Average Annual Total Returns for the Periods Ended October 31, 2005

	1 Year	5 Years	10 Years	Since Inception of Class B March 1, 1999		Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001

Including Sales Charge:	12.95%	(5.60)%	5.07%	—		—		—
Class A(1)	13.90%	(5.45)%	—	(0.42)%		—		—
Class B(2)	18.09%	(5.12)%	—	—		(0.85)%		—
Class C(3)	20.13%	(4.24)%	6.09%	—		—		—
Class I	19.80%	—	—	—		—		1.70%
Class O
Excluding Sales Charge:	19.84%	(4.48)%	5.69%	—		—		—
Class A	18.90%	(5.13)%	—	(0.42)%		—		—
Class B	19.09%	(5.12)%	—	—		(0.85)%		—
Class C	20.13%	(4.24)%	6.09%	—		—		—
Class I	19.80%	—	—	—		—		1.70%
Class O	18.59%	3.42%	6.15%	4.43	%(5)	4.15	%(6)	8.46	%(7)
MSCI EAFE Index(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING International Growth Fund against the index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown in the table both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) Since inception performance for the index is shown from March 1, 1999.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from August 1, 2001.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Science and Technology Fund	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2005*
Actual Fund Return
Class A	$ 1,000.00	$ 1,147.50	1.75%	$9.47
Class B	1,000.00	1,077.50	2.50	13.09
Class C	1,000.00	1,130.60	2.50	13.43
Class I	1,000.00	1,089.80	1.50	7.90
Class O	1,000.00	1,146.30	1.75	9.47
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,016.38	1.75%	$8.89
Class B	1,000.00	1,012.60	2.50	12.68
Class C	1,000.00	1,012.60	2.50	12.68
Class I	1,000.00	1,017.64	1.50	7.63
Class O	1,000.00	1,016.38	1.75	8.89

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING International Growth Fund	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2005*
Actual Fund Return
Class A	$ 1,000.00	$ 1,045.50	1.60%	$8.25
Class B	1,000.00	1,055.10	2.35	12.17
Class C	1,000.00	1,096.70	2.35	12.42
Class I	1,000.00	1,111.10	1.35	7.18
Class O	1,000.00	1,109.30	1.60	8.51
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,017.14	1.60%	$8.13
Class B	1,000.00	1,013.36	2.35	11.93
Class C	1,000.00	1,013.36	2.35	11.93
Class I	1,000.00	1,018.40	1.35	6.87
Class O	1,000.00	1,017.14	1.60	8.13

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Global Science and Technology Fund and ING International Growth Fund, each a series of ING Series Fund, Inc., as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended except for the financial highlights for ING International Growth Fund for the year ended October 31, 2002. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for ING International Growth Fund for the year ended October 31, 2002 were audited by other auditors whose report thereon, dated December 13, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Science and Technology Fund and ING International Growth Fund as of October 31, 2005, the results of their operations, the changes in their net assets, and their financial highlights for the periods specified in the first paragraph above, in conformity U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

	ING Global Science and Technology Fund	ING International Growth Fund
ASSETS:
Investments in securities at value+*	$70,211,352	$69,132,783
Short-term investments**	1,498,642	—
Short-term investments at amortized cost	13,990,000	1,163,000
Repurchase agreement	—	1,639,000
Cash	465,734	875
Foreign currencies at value***	696,581	320,863
Receivables:
Investment securities sold	915,444	—
Fund shares sold	90,819	187,949
Dividends and interest	24,756	153,329
Prepaid expenses	15,822	18,847
Reimbursement due from manager	14,124	5,926
Total assets	87,923,274	72,622,572

LIABILITIES:
Payable for investment securities purchased	341,161	297,763
Payable for fund shares redeemed	74,710	102,974
Payable upon receipt of securities loaned	13,990,000	1,163,000
Payable to affiliates	93,317	71,522
Payable for director fees	32,735	2,331
Other accrued expenses and liabilities	96,183	155,619
Total liabilities	14,628,106	1,793,209
NET ASSETS	$73,295,168	$70,829,363

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$196,704,771	$114,953,791
Undistributed net investment income	—	973,666
Accumulated net realized loss on investments, foreign currencies and futures	(135,297,648)	(51,712,626)
Net unrealized appreciation on investments and foreign currencies	11,888,045	6,614,532
NET ASSETS	$73,295,168	$70,829,363

+	Including securities loaned at value	$13,820,958	$1,125,959
*	Cost of investments in securities	$58,315,935	$62,519,574
**	Cost of short-term investments	$1,498,778	$—
***	Cost of foreign currencies	$703,461	$320,889

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005 (CONTINUED)

	ING Global Science and Technology Fund	ING International Growth Fund
Class A:
Net Assets	$32,145,676	$28,895,929
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	8,386,900	3,271,053
Net asset value and redemption price per share	$3.83	$8.83
Maximum offering price per share (5.75%)(1)	$4.06	$9.37

Class B:
Net Assets	$11,740,473	$3,090,307
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	3,199,439	358,569
Net asset value and redemption price per share(2)	$3.67	$8.62
Maximum offering price per share	$3.67	$8.62

Class C:
Net Assets	$3,610,881	$1,416,861
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	989,832	164,648
Net asset value and redemption price per share(2)	$3.65	$8.61
Maximum offering price per share	$3.65	$8.61

Class I:
Net Assets	$10,095,799	$6,301,440
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	2,594,912	707,758
Net asset value and redemption price per share	$3.89	$8.90
Maximum offering price per share	$3.89	$8.90

Class O:
Net Assets	$15,702,339	$31,124,826
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	4,088,979	3,523,187
Net asset value and redemption price per share	$3.84	$8.83
Maximum offering price per share	$3.84	$8.83

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

	ING Global Science and Technology Fund	ING International Growth Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$454,248	$1,725,354
Interest	36,174	143,606
Securities lending income	25,653	7,024
Total investment income	516,075	1,875,984

EXPENSES:
Investment management fees	750,041	577,442
Distribution and service fees:
Class A	80,980	80,502
Class B	125,359	26,140
Class C	37,087	14,640
Class O	33,723	57,780
Transfer agent fees	298,751	193,620
Administrative service fees	57,147	54,347
Shareholder reporting expense	88,864	78,978
Registration fees	73,131	65,175
Professional fees	25,623	25,715
Custody and accounting expense	15,101	38,073
Director fees	4,469	5,110
Insurance expense	185	155
Miscellaneous expense	6,877	8,656
Total expenses	1,597,338	1,226,333
Net waived and reimbursed fees	(248,284)	(129,666)
Net expenses	1,349,054	1,096,667
Net investment income (loss)	(832,979)	779,317

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investments	(23,378)	8,780,156
Foreign currencies	(8,273)	38,279
Futures	—	4,781
Payment by affiliate	—	284
Net realized gain (loss) on investments, foreign currencies and futures	(31,651)	8,823,500
Net change in unrealized appreciation or depreciation on:
Investments	7,927,202	2,299,026
Foreign currencies	(19,412)	(9,334)
Net change in unrealized appreciation or depreciation on investments, foreign currencies and futures	7,907,790	2,289,692
Net realized and unrealized gain on investments, foreign currencies, futures and payment by affiliate	7,876,139	11,113,192
Increase in net assets resulting from operations	$7,043,160	$11,892,509

* Foreign taxes withheld	$35,371	$176,171

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Science and Technology Fund			ING International Growth Fund
	Year Ended October 31, 2005	Five Months Ended October 31, 2004(1)	Year Ended May 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$(832,979)	$(492,444)	$(1,308,931)	$779,317	$350,785
Net realized gain (loss) on investments, foreign currencies, futures and payment by affiliate	(31,651)	(5,330,440)	7,106,928	8,823,500	11,405,541
Net change in unrealized appreciation or depreciation on investments, foreign currencies and futures	7,907,790	2,513,271	3,617,582	2,289,692	(3,143,658)
Net increase (decrease) in net assets resulting from operations	7,043,160	(3,309,613)	9,415,579	11,892,509	8,612,668

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(193,712)	(397,940)
Class B	—	—	—	—	(11,014)
Class C	—	—	—	—	(7,561)
Class I	—	—	—	(72,364)	(259,142)
Class O	—	—	—	(103,582)	(65,291)
Total distributions	—	—	—	(369,658)	(740,948)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,652,915	7,132,369	37,422,914	32,479,306	34,716,915
Dividends reinvested	—	—	—	358,600	726,046
	21,652,915	7,132,369	37,422,914	32,837,906	35,442,961
Cost of shares redeemed	(26,456,981)	(9,446,927)	(25,798,751)	(32,392,795)	(50,073,912)
Net increase (decrease) in net assets resulting from capital share transactions	(4,804,066)	(2,314,558)	11,624,163	445,111	(14,630,951)
Net increase (decrease) in net assets	2,239,094	(5,624,171)	21,039,742	11,967,962	(6,759,231)

NET ASSETS:
Beginning of year	71,056,074	76,680,245	55,640,503	58,861,401	65,620,632
End of year	$73,295,168	$71,056,074	$76,680,245	$70,829,363	$58,861,401
Undistributed net investment income (accumulated net investment loss) at end of year	$—	$(2,711)	$(10,979)	$973,666	$361,418

(1)  The Fund changed its fiscal year end from May 31 to October 31.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.47	3.61	3.07	3.82	3.88	8.56
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.02)	(0.06)	(0.02)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	$0.40	(0.12)	0.60	(0.73)	(0.02)	(4.63)
Total from investment operations	$0.36	(0.14)	0.54	(0.75)	(0.06)	(4.68)
Net asset value, end of period	$3.83	3.47	3.61	3.07	3.82	3.88
Total Return(3)%	10.37	(3.88)	17.59	(19.63)	(1.55)	(54.67)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$32,146	32,782	35,601	29,539	10,341	7,425
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.75	1.75	1.82	1.75	1.75	1.75
Gross expenses prior to expense reimbursement(4)%	2.10	2.04	2.25	3.03	2.60	2.61
Net investment loss after expense reimbursement(4)(5)%	(1.03)	(1.53)	(1.63)	(1.48)	(1.68)	(1.36)
Portfolio turnover rate %	128	48	121	28	59	175

	Class B
	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.34	3.50	3.00	3.75	3.84	8.52
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.03)	(0.09)	(0.01)	(0.06)	(0.11)
Net realized and unrealized gain (loss) on investments	$0.40	(0.13)	0.59	(0.74)	(0.03)	(4.57)
Total from investment operations	$0.33	(0.16)	0.50	(0.75)	(0.09)	(4.68)
Net asset value, end of period	$3.67	3.34	3.50	3.00	3.75	3.84
Total Return(3)%	9.88	(4.57)	16.67	(20.00)	(2.34)	(54.93)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,740	13,632	15,452	14,311	1,194	1,224
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	2.50	2.50	2.57	2.50	2.50	2.50
Gross expenses prior to expense reimbursement(4)%	2.85	2.79	3.00	3.78	3.35	3.36
Net investment loss after expense reimbursement(4)(5)%	(1.77)	(2.27)	(2.38)	(2.19)	(2.42)	(2.11)
Portfolio turnover rate %	128	48	121	28	59	175

(1)              The Fund changed its fiscal year end to October 31.

(2)              The Fund changed its fiscal year end to May 31.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.33	3.48	2.97	3.76	3.84	8.52
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.03)	(0.09)	(0.01)	(0.07)	(0.17)
Net realized and unrealized gain (loss) on investments	$0.39	(0.12)	0.60	(0.78)	(0.01)	(4.51)
Total from investment operations	$0.32	(0.15)	0.51	(0.79)	(0.08)	(4.68)
Net asset value, end of period	$3.65	3.33	3.48	2.97	3.76	3.84
Total Return(3)%	9.61	(4.31)	17.17	(21.01)	(2.08)	(54.93)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,611	3,924	4,656	4,641	642	760
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	2.50	2.50	2.57	2.50	2.50	2.50
Gross expenses prior to expense reimbursement(4)%	2.85	2.79	3.00	3.78	3.35	3.36
Net investment loss after expense reimbursement(4)(5)%	(1.77)	(2.27)	(2.38)	(2.22)	(2.42)	(2.11)
Portfolio turnover rate %	128	48	121	28	59	175

	Class I
	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.51	3.65	3.09	3.84	3.90	8.58
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.02)	(0.05)	(0.01)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	$0.41	(0.12)	0.61	(0.74)	(0.02)	(4.62)
Total from investment operations	$0.38	(0.14)	0.56	(0.75)	(0.06)	(4.68)
Net asset value, end of period	$3.89	3.51	3.65	3.09	3.84	3.90
Total Return(3)%	10.83	(3.84)	18.12	(19.53)	(1.54)	(54.55)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,096	8,911	9,463	5,215	775	839
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.50	1.50	1.57	1.50	1.50	1.50
Gross expenses prior to expense reimbursement(4)%	1.85	1.79	2.00	2.78	2.35	2.36
Net investment loss after expense reimbursement(4)(5)%	(0.78)	(1.28)	(1.38)	(1.22)	(1.42)	(1.11)
Portfolio turnover rate %	128	48	121	28	59	175

(1)              The Fund changed its fiscal year end to October 31.

(2)              The Fund changed its fiscal year end to May 31.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	August 6 2001(3) to October 31,
	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.48	3.62	3.08	3.83	3.90	4.93
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.02)	(0.04)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.39	(0.12)	0.58	(0.72)	(0.05)	(1.01)
Total from investment operations	$0.36	(0.14)	0.54	(0.75)	(0.07)	(1.03)
Net asset value, end of period	$3.84	3.48	3.62	3.08	3.83	3.90
Total Return(4)%	10.34	(3.87)	17.53	(19.58)	(1.80)	(20.89)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,702	11,808	11,509	1,935	610	30
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)%	1.75	1.75	1.80	1.75	1.75	1.75
Gross expenses prior to expense reimbursement(5)%	2.10	2.04	2.23	3.04	2.60	2.61
Net investment loss after expense reimbursement(5)(6)%	(1.04)	(1.53)	(1.61)	(1.48)	(1.73)	(1.36)
Portfolio turnover rate %	128	48	121	28	59	175

(1)              The Fund changed its fiscal year end to October 31.

(2)              The Fund changed its fiscal year end to May 31.

(3)              Commencement of operations.

(4)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(5)              Annualized for periods less than one year.

(6)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$7.41		6.55	5.42	7.27	13.50
Income (loss) from investment operations:
Net investment income (loss)	$0.09	*	0.04	0.04	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	$1.37		0.89	1.10	(1.84)	(4.15)
Total from investment operations	$1.46		0.93	1.14	(1.85)	(4.19)
Less distributions from:
Net investment income	$0.04		0.07	0.01	—	—
Net realized gain on investments	$—		—	—	—	2.04
Total distributions	$0.04		0.07	0.01	—	2.04
Payment by affiliate	$0.00	†	—	—	—	—
Net asset value, end of period	$8.83		7.41	6.55	5.42	7.27
Total Return(2)%	19.84	††	14.40	20.96	(25.45)	(35.60)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,896		33,333	37,452	36,737	52,392
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.60		1.60	1.60	1.61	1.60
Gross expenses prior to expense reimbursement %	1.79		1.83	2.04	1.83	1.60
Net investment income (loss) after expense reimbursement(3)%	1.14		0.47	0.61	(0.19)	(0.39)
Portfolio turnover rate %	102		144	102	299	222

	Class B
	Year Ended October 31,
	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$7.25		6.42	5.34	7.22	13.42
Income (loss) from investment operations:
Net investment income (loss)	$0.03	*	(0.02)	(0.01)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	$1.34		0.90	1.09	(1.82)	(4.13)
Total from investment operations	$1.37		0.88	1.08	(1.88)	(4.23)
Less distributions from:
Net investment income	$—		0.05	—	—	—
Net realized gain on investments	$—		—	—	—	1.97
Total distributions	$—		0.05	—	—	1.97
Payment by affiliate	$0.00	†	—	—	—	—
Net asset value, end of period	$8.62		7.25	6.42	5.34	7.22
Total Return(2)%	18.90	††	13.74	20.22	(26.04)	(36.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,090		2,102	1,515	829	1,069
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.35		2.35	2.35	2.36	2.35
Gross expenses prior to expense reimbursement %	2.54		2.58	2.79	2.59	2.35
Net investment income (loss) after expense reimbursement(3)%	0.40		(0.27)	(0.20)	(0.91)	(1.14)
Portfolio turnover rate %	102		144	102	299	222

(1)              Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average shares outstanding throughout the period.

†                  Amount represents less than $0.005 per share.

††            There was no impact on total return from the payment by affiliate.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$7.23		6.40	5.33	7.19	13.39
Income (loss) from investment operations:
Net investment income (loss)	$0.03	*	(0.02)	(0.01)	(0.21)	(0.17)
Net realized and unrealized gain (loss) on investments	$1.35		0.89	1.08	(1.65)	(4.06)
Total from investment operations	$1.38		0.87	1.07	(1.86)	(4.23)
Less distributions from:
Net investment income	$—		0.04	—	—	—
Net realized gain on investments	$—		—	—	—	1.97
Total distributions	$—		0.04	—	—	1.97
Payment by affiliate	$0.00	†	—	—	—	—
Net asset value, end of period	$8.61		7.23	6.40	5.33	7.19
Total Return(2)%	19.09	††	13.63	20.08	(25.87)	(36.08)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,417		1,419	1,310	905	2,557
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.35		2.35	2.35	2.36	2.35
Gross expenses prior to expense reimbursement %	2.54		2.58	2.79	2.57	2.35
Net investment income (loss) after expense reimbursement(3)%	0.40		(0.29)	(0.17)	(1.03)	(1.14)
Portfolio turnover rate %	102		144	102	299	222

	Class I
	Year Ended October 31,
	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$7.47		6.60	5.46	7.32	13.57
Income (loss) from investment operations:
Net investment income (loss)	$0.12	*	0.09	0.05	0.00 *†	(0.01)
Net realized and unrealized gain (loss) on investments	$1.37		0.87	1.11	(1.86)*	(4.17)
Total from investment operations	$1.49		0.96	1.16	(1.86)	(4.18)
Less distributions from:
Net investment income	$0.06		0.09	0.02	—	—
Net realized gain on investments	$—		—	—	—	2.07
Total distributions	$0.06		0.09	0.02	—	2.07
Payment by affiliate	$0.00	†	—	—	—	—
Net asset value, end of period	$8.90		7.47	6.60	5.46	7.32
Total Return(2)%	20.13	††	14.76	21.31	(25.41)	(35.47)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,301		8,028	20,797	17,098	27,777
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.35		1.35	1.35	1.36	1.35
Gross expenses prior to expense reimbursement %	1.54		1.58	1.79	1.58	1.35
Net investment income (loss) after expense reimbursement(3)%	1.43		0.84	0.89	0.04	(0.14)
Portfolio turnover rate %	102		144	102	299	222

(1)              Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

†                  Amount represents less than $0.005 per share.

††            There was no impact on total return from the payment by affiliate.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

	Class O
	Year Ended October 31,					August 1, 2001(2) to Oct. 31,
	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$7.42		6.57	5.45	7.28	8.41
Income (loss) from investment operations:
Net investment income (loss)	$0.10	*	0.05	0.02	0.01 *	(0.01)
Net realized and unrealized gain (loss) on investments	$1.36		0.89	1.11	(1.84)*	(1.12)
Total from investment operations	$1.46		0.94	1.13	(1.83)	(1.13)
Less distributions from:
Net investment income	$0.05		0.09	0.01	—	—
Total distributions	$0.05		0.09	0.01	—	—
Net asset value, end of period	$8.83		7.42	6.57	5.45	7.28
Total Return(3)%	19.80		14.50	20.87	(25.14)	(13.44)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,125		13,981	4,546	854	18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.60		1.60	1.60	1.61	1.60
Gross expenses prior to expense reimbursement(4)%	1.79		1.83	2.04	1.98	1.60
Net investment income (loss) after expense reimbursement(4)(5)%	1.18		0.59	0.43	0.17	(0.39)
Portfolio turnover rate %	102		144	102	299	222

(1)              Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management, Co. was appointed as Sub-Adviser.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are seventeen separate investment series, which comprise the ING Series Fund, Inc. The ING Global Science and Technology Fund (“Global Science and Technology”) and the ING International Growth Fund (“International Growth”) are two series of that company included in this report.

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), to serve as the Sub-Adviser to the International Growth Fund and Black Rock Advisors, Inc. (“Black Rock”) to serve as the Sub-Adviser to Global Science and Technology. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (‘‘Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. The Funds pay dividends and capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. The Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. The Funds have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K.            Illiquid and Restricted Securities. The Funds may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Funds may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.              Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Science and Technology	$87,739,609	$93,941,756
International Growth	67,891,037	68,003,799

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have entered into Investment Management Agreements with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of the Funds, at the following annual rates:

For Global Science and Technology — 1.050% on the first $500 million, 1.025% on the next $500 million and 1.000% in excess of $1 billion; and International Growth — 0.850% for the first $250 million; 0.800% on next $250 million; 0.775% on next $250 million; 0.750% on next $1.25 billion and 0.700% in excess of $2 billion.

BlackRock Advisors, Inc. (“BlackRock”), a Delaware Corporation, serves as Sub-Adviser to Global Science and Technology pursuant to a Sub-Advisory Agreement between the Investment Manager and BlackRock.

ING IM serves as Sub-Adviser to International Growth. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments, LLC has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the International Growth Fund that purchased their shares through ILIAC. In exchange for these services, ING Investments, LLC pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended October 31, 2005, ING Investments, LLC paid ILIAC $101,208 and $36,308 for Class A and Class I, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares. For the year ended October 31, 2005, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Global Science and Technology	$2,840	N/A	N/A
International Growth	1,787	N/A	N/A

Contingent Deferred Sales Charges:		Class B Shares	Class C Shares
Global Science and Technology		$44,044	$122
International Growth		6,056	29

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Global Science and Technology	$65,076	$4,958	$23,283	$93,317
International Growth	50,438	4,747	16,337	71,522

ING Funds Distributor, LLC made a payment of $284 to International Growth in settlement of an administrative proceeding as described in Note 13 and as reflected in the accompanying Statement of Operations.

At October 31, 2005, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 30.47%

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

and 27.72% of the Global Science and Technology Fund and the International Growth Fund, respectively. ILIAC, an indirect wholly-owned subsidiary of ING Groep, owned 6.13% of the Global Science and Technology Fund. Investment activities of this shareholder could have a material impact on the Funds.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Manager has voluntarily entered into written Expense Limitation Agreements with the Funds to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Global Science and Technology	1.75%	2.50%	2.50%	1.50%	1.75%
International Growth	1.60%	2.35%	2.35%	1.35%	1.60%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	October 31,
	2006	2007	2008	Total
Global Science and Technology	$269,179	$260,107	$248,284	$777,570
International Growth	272,421	151,825	129,666	553,912

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Funds will pay their pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The International Growth Fund utilized the line of credit for seventeen days during the year ended October 31, 2005, at an approximate average daily balance of $798,235 and an approximate weighted average interest rate of 3.94%.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares			Class B Shares
	Year Ended October 31, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Year Ended October 31, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004
Global Science and Technology (Number of Shares)
Shares sold	1,969,445	694,269	4,356,415	153,507	53,046	632,167
Shares redeemed	(3,036,015)	(1,095,485)	(4,125,639)	(1,029,734)	(398,189)	(986,581)
Net increase (decrease) in shares outstanding	(1,066,570)	(401,216)	230,776	(876,227)	(345,143)	(354,414)

Global Science and Technology ($)
Shares sold	$7,157,153	$2,321,268	$15,922,885	$534,864	$170,146	$2,228,357
Shares redeemed	(11,036,326)	(3,623,151)	(14,979,565)	(3,575,437)	(1,270,522)	(3,466,581)
Net increase (decrease)	$(3,879,173)	$(1,301,883)	$943,320	$(3,040,573)	$(1,100,376)	$(1,238,224)

	Class C Shares			Class I Shares
	Year Ended October 31, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Year Ended October 31, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004
Global Science and Technology (Number of Shares)
Shares sold	186,916	32,799	143,777	769,428	325,139	1,627,546
Shares redeemed	(377,167)	(192,590)	(364,160)	(712,104)	(376,964)	(724,146)
Net increase (decrease) in shares outstanding	(190,251)	(159,791)	(220,383)	57,324	(51,825)	903,400

Global Science and Technology ($)
Shares sold	$645,978	$104,802	$496,839	$2,831,272	$1,094,499	$5,932,893
Shares redeemed	(1,309,284)	(607,245)	(1,268,311)	(2,605,823)	(1,253,365)	(2,712,982)
Net increase (decrease)	$(663,306)	$(502,443)	$(771,472)	$225,449	$(158,866)	$3,219,911

	Class O Shares
	Year Ended October 31, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004
Global Science and Technology (Number of Shares)
Shares sold	2,874,315	1,036,119	3,452,749
Shares redeemed	(2,181,809)	(817,057)	(904,301)
Net increase in shares outstanding	692,506	219,062	2,548,448

Global Science and Technology ($)
Shares sold	$10,483,648	$3,441,654	$12,841,940
Shares redeemed	(7,930,111)	(2,692,644)	(3,371,312)
Net increase	$2,553,537	$749,010	$9,470,628

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
International Growth (Number of Shares)
Shares sold	585,795	1,390,676	128,832	131,925	27,173	55,816
Dividends reinvested	24,389	61,277	—	1,542	—	1,052
Shares redeemed	(1,834,958)	(2,676,545)	(60,320)	(79,414)	(58,665)	(65,433)
Net increase (decrease) in shares outstanding	(1,224,774)	(1,224,592)	68,512	54,053	(31,492)	(8,565)

International Growth ($)
Shares sold	$4,818,349	$9,752,562	$1,049,067	$912,702	$217,078	$383,146
Dividends reinvested	189,240	392,152	—	9,713	—	6,615
Shares redeemed	(15,207,758)	(18,791,879)	(483,694)	(558,006)	(467,416)	(453,143)
Net increase (decrease)	$(10,200,169)	$(8,647,165)	$565,373	$364,409	$(250,338)	$(63,382)

	Class I Shares		Class O Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
International Growth (Number of Shares)
Shares sold	226,420	1,321,948	2,973,259	2,032,417
Dividends reinvested	9,159	40,015	12,485	9,340
Shares redeemed	(602,068)	(3,437,353)	(1,346,602)	(849,567)
Net increase (decrease) in shares outstanding	(366,489)	(2,075,390)	1,639,142	1,192,190

International Growth ($)
Shares sold	$1,845,399	$9,275,517	$24,549,413	$14,392,988
Dividends reinvested	71,528	257,698	97,832	59,868
Shares redeemed	(5,152,064)	(24,298,222)	(11,081,863)	(5,972,662)
Net increase (decrease)	$(3,235,137)	$(14,765,007)	$13,565,382	$8,480,194

NOTE 10 — CONCENTRATION OF RISKS

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Science and Technology — The Fund’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2005, the market value of the securities on loan and the collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Global Science and Technology	$13,820,958	$13,990,000
International Growth	1,125,959	1,163,000

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of October 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
Global Science and Technology	$(3,239,811)	$835,690	$2,404,121
International Growth	—	202,589	(202,589)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was $369,658 and $740,948 of ordinary income during the years ended October 31, 2005 and October 31, 2004, respectively, for the International Growth Fund. There were no distributions for the Global Science and Technology Fund.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Capital Loss Carryforwards	Expiration Dates
Global Science and Technology	$—	$—	$11,475,646	($5,235,188)	2006
				(63,236,007)	2007
				(45,066,671)	2008
				(6,376,213)	2009
				(618,714)	2010
				(8,286,525)	2011
				(5,162,098)	2012
				(903,833)	2013
				($134,885,249 )*
International Growth	973,640	—	6,511,069	($33,518,697)	2009
				(18,073,242)	2010
				($51,591,939)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2005 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 95.8%
		Belgium: 1.2%
14,000	@,L	Option Intl.	$885,440
			885,440
		Bermuda: 1.6%
21,000		Accenture Ltd.	552,510
13,200	@,L	Marvell Technology Group Ltd.	612,612
			1,165,122
		Canada: 0.8%
71,100	@	Cardiome Pharma Corp.	580,176
			580,176
		Cayman Islands: 0.4%
23,100	@	O2Micro Intl. Ltd.	302,610
			302,610
		Finland: 0.9%
37,400		Nokia Oyj ADR	629,068
			629,068
		Germany: 1.3%
4,200		Merck KGaA	347,243
13,600		SAP AG ADR	583,984
			931,227
		Guernsey: 0.6%
17,100	@	Amdocs Ltd.	452,637
			452,637
		Italy: 0.8%
12,600	@	Fastweb	573,306
			573,306
		Japan: 7.1%
40,200		Hitachi Construction Machinery Co., Ltd.	767,217
6,300		Hoya Corp. - First Section	220,663
16,200	@	Hoya Corp.	560,852
22,700		Ibiden Co., Ltd.	919,821
40,400		Komatsu Ltd.	538,341
60,300		Nabtesco Corp.	505,696
18,700		Omron Corp.	441,227
8,300		Otsuka Corp.	731,960
73,800		Shimadzu Corp.	523,539
			5,209,316
		Mexico: 1.0%
26,500		America Movil SA de CV ADR	695,625
			695,625
		Norway: 0.4%
96,700	@	Fast Search & Transfer ASA	328,355
			328,355
		Russia: 0.9%
17,900	L	Mobile Telesystems ADR	662,121
			662,121
		South Korea: 1.5%
2,100		Samsung Electronics Co., Ltd.	1,122,180
			1,122,180
		Switzerland: 4.1%
7,300		Alcon, Inc.	$970,170
10,500		Novartis AG ADR	565,110
9,800		Roche Holding AG	1,462,173
			2,997,453
		Taiwan: 3.6%
33,400		High Tech Computer Corp.	357,831
159,656		HON HAI Precision Industry Co., Ltd.	691,644
538,160		Lite-On Technology Corp.	591,931
431,000		Mitac Technology Corp.	295,882
989,200		Powerchip Semiconductor Corp.	473,015
187,530		Quanta Computer, Inc.	259,594
			2,669,897
		United Kingdom: 1.5%
32,700	@	Autonomy Corp. PLC	182,337
100,300		Meggitt PLC	537,332
10,800	L	Shire Pharmaceuticals PLC ADR	387,072
			1,106,741
		United States: 68.1%
15,300	@,L	ADC Telecommunications, Inc.	266,985
24,300	L	Adobe Systems, Inc.	783,675
26,100		Adtran, Inc.	789,525
40,800	@,L	Advanced Micro Devices, Inc.	947,376
19,600	@	Agilent Technologies, Inc.	627,396
34,100	@,L	Alamosa Holdings, Inc.	504,680
9,700	@	Amgen, Inc.	734,872
11,500	@,L	Amylin Pharmaceuticals, Inc.	386,400
22,300	@	Apple Computer, Inc.	1,284,257
55,250		Applied Materials, Inc.	904,995
53,700	@,L	aQuantive, Inc.	1,162,605
9,000		Autodesk, Inc.	406,170
11,200		Automatic Data Processing, Inc.	522,592
9,800		Baxter Intl., Inc.	374,654
57,700	@	BEA Systems, Inc.	508,914
10,308	@	Boston Scientific Corp.	258,937
27,200	@	Broadcom Corp.	1,154,912
24,700	@,L	Cadence Design Systems, Inc.	394,706
10,800	@	Caremark Rx, Inc.	565,920
21,852	@	Cisco Systems, Inc.	381,317
12,700	@	Coherent, Inc.	376,047
82,600	@	Compuware Corp.	668,234
29,600	@	Comverse Technology, Inc.	742,960
9,500	@	Coventry Health Care, Inc.	512,905
14,300	@	Cytyc Corp.	362,505
22,500	@	Dell, Inc.	717,300
9,700	@,L	Electronic Arts, Inc.	551,736
41,550	@	EMC Corp.	580,038
48,500	@,L	Emdeon Corp.	446,200
9,400	@,L	Express Scripts, Inc.	708,854
17,020	@	Genentech, Inc.	1,542,011
6,100	@	Gilead Sciences, Inc.	288,225
13,800		Global Payments, Inc.	591,330
18,100		Goodrich Corp.	652,867
3,700	@	Google, Inc.	1,376,917
28,300		Harris Corp.	1,163,130
34,800		Hewlett-Packard Co.	975,792
51,400	@	Informatica Corp.	611,660
22,371		Intel Corp.	525,719
12,100		International Business Machines Corp.	990,748

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Shares				Value
		United States (continued)
27,000	L	Intersil Corp.		$614,520
26,300	@	Juniper Networks, Inc.		613,579
22,000	@	Keryx Biopharmaceuticals, Inc.		317,900
23,300		KLA-Tencor Corp.		1,078,556
17,100	@,L	Lam Research Corp.		576,954
11,200	@	LifePoint Hospitals, Inc.		437,920
62,100	@	LSI Logic Corp.		503,631
9,000		Maxim Integrated Products, Inc.		312,120
11,200	@	Medco Health Solutions, Inc.		632,800
6,500		Medtronic, Inc.		368,290
35,900	@,L	MEMC Electronic Materials, Inc.		644,046
29,688		Microsoft Corp.		762,982
6,000	@, L	Millipore Corp.		367,320
9,950	@, L	Momenta Pharmaceuticals, Inc.		214,224
36,300		Motorola, Inc.		804,408
2,291	@	MWI Veterinary Supply, Inc.		52,094
24,200		National Semiconductor Corp.		547,646
22,800	@,L	Novellus Systems, Inc.		498,408
25,300	@	Nvidia Corp.		848,815
127,800	@,L	OpenTV Corp.		304,164
45,392	@	Oracle Corp.		575,571
20	@,L	Panacos Pharmaceuticals, Inc.		158
65,100	@,L	Powerwave Technologies, Inc.		729,771
14,000	@	Progress Software Corp.		435,960
23,700		QUALCOMM, Inc.		942,312
5,700	@,L	Renovis, Inc.		79,971
18,700		Schering-Plough Corp.		380,358
28,000		Scientific-Atlanta, Inc.		992,320
24,457		Sprint Corp.		570,093
8,500	@	St. Jude Medical, Inc.		408,595
22,500	@,L	Sybase, Inc.		500,625
18,000	@	Symantec Corp.		429,300
25,850		Texas Instruments, Inc.		738,018
22,900	@	Unica Corp.		242,053
16,200		UnitedHealth Group, Inc.		937,818
10,400	@,L	Varian Medical Systems, Inc.		473,824
17,600	@,L	Varian Semiconductor Equipment Associates, Inc.		665,632
20,300	@,L	Vertex Pharmaceuticals, Inc.		461,825
7,500	@	WellPoint, Inc.		560,100
13,900		Xilinx, Inc.		332,905
27,140	@	Yahoo!, Inc.		1,003,365
9,300	@,L	Zimmer Holdings, Inc.		593,061
				49,900,078
		Total Common Stock (Cost $58,315,935)		70,211,352

Principal Amount				Value
SHORT-TERM INVESTMENTS: 21.1%
		U.S. Treasury Obligations: 2.0%
$1,500,000	L	U.S. Treasury Note, 3.345%, due 11/10/05		$1,498,642
		Total U.S. Treasury Obligations (Cost $1,498,778)		1,498,642
		Securities Lending CollateralCC: 19.1%
13,990,000		The Bank of New York Institutional Cash Reserves Fund		13,990,000
		Total Securities Lending Collateral (Cost $13,990,000)		13,990,000
		Total Short-Term Investments (Cost $15,488,778)		15,488,642
		Total Investments In Securities (Cost $73,804,713)*	116.9%	$85,699,994
		Other Assets and Liabilities-Net	(16.9)	(12,404,826)
		Net Assets	100.0%	$73,295,168

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2005.
*	Cost for federal income tax purposes is $74,217,112. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,968,270
Gross Unrealized Depreciation	(1,485,388)
Net Unrealized Appreciation	$11,482,882

Industry	Percentage of Net Assets
Aerospace/Defense	1.6%
Biotechnology	5.0
Commercial Services	0.8
Computers	9.8
Electronics	5.2
Healthcare - Products	9.3
Internet	6.0
Machinery - Construction and Mining	2.5
Pharmaceuticals	8.7
Semiconductors	18.3
Software	11.7
Telecommunications	16.9
U.S. Treasury Obligation	2.0
Securities Lending Collateral	19.1
Other Assets and Liabilities - Net	(16.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2005

Shares			Value
COMMON STOCK: 97.6%
		Australia: 3.9%
76,276		Aristocrat Leisure Ltd.	$664,904
49,600		BHP Billiton Ltd.	768,709
56,400		QBE Insurance Group Ltd.	752,182
38,800		SunCorp - Metway Ltd.	559,797
			2,745,592
		Austria: 0.9%
31,200		Telekom Austria AG	645,382
			645,382
		Belgium: 3.1%
4,700		Colruyt SA	608,459
10,600		KBC Groep NV	863,438
7,100		Umicore	710,171
			2,182,068
		Brazil: 1.0%
16,300		Banco Itau Holding Financeira SA ADR	390,548
4,900		Petroleo Brasileiro SA ADR	313,110
			703,658
		Finland: 2.7%
29,343		Elisa Oyj	513,552
30,800		Fortum Oyj	544,825
26,784		Tietoenator Oyj	850,614
			1,908,991
		France: 8.2%
13,700		BNP Paribas	1,038,497
13,000		Bouygues	641,255
7,400		Lafarge SA	607,258
6,100		Total SA	1,534,237
17,898		Veolia Environnement	744,405
6,900		Vinci SA	539,207
21,822		Vivendi Universal SA	686,475
			5,791,334
		Germany: 9.6%
29,600		Commerzbank AG	773,113
17,247		DaimlerChrysler AG	861,737
9,658		Deutsche Bank AG	903,118
36,200		Deutsche Post AG	808,649
59,500		Deutsche Telekom AG	1,051,657
8,400	L	Fresenius Medical Care AG	757,982
5,000		Henkel KGaA	428,809
6,300		Merck KGaA	520,865
10,600		RWE AG	674,307
			6,780,237
		Greece: 0.6%
14,406		Alpha Bank AE	413,454
			413,454
		Hong Kong: 2.5%
61,000		Cheung Kong Holdings Ltd.	637,168
159,000		Citic Pacific Ltd.	412,500
210,000		Hong Kong Exchanges and Clearing Ltd.	704,144
			1,753,812
		Hungary: 0.5%
4,500		OTP Bank Rt. GDR	$333,000
			333,000
		India: 1.3%
17,000		ICICI Bank Ltd. ADR	402,050
15,500	#	Reliance Industries Ltd. GDR	519,250
			921,300
		Indonesia: 0.6%
21,500		Telekomunikasi Indonesia Tbk PT ADR	437,740
			437,740
		Ireland: 0.8%
37,800		Bank of Ireland	575,163
			575,163
		Israel: 0.6%
12,300	L	Teva Pharmaceutical Industries Ltd. ADR	468,876
			468,876
		Italy: 4.1%
130,159		Banca Intesa S.p.A.	607,604
37,300		ENI-Ente Nazionale Idrocarburi S.p.A.	997,873
56,500		Mediaset S.p.A.	620,264
285,000		Telecom Italia S.p.A.	688,832
			2,914,573
		Japan: 24.6%
125,000		Bosch Automotive Systems Corp.	663,061
13,800		Canon, Inc.	730,454
24,200		Chubu Electric Power Co., Inc.	599,735
153		Dentsu, Inc.	414,748
11,000		Don Quijote Co., Ltd.	795,342
174		East Japan Railway Co.	1,033,860
5,000		Hoya Corp. - First Section	175,129
15,000	@	Hoya Corp.	519,308
56		Japan Tobacco, Inc.	885,352
25,500		Leopalace21 Corp.	661,443
88		Mitsubishi Tokyo Financial Group, Inc.	1,106,071
86,000		Mitsui Mining & Smelting Co., Ltd.	491,327
126		Mizuho Financial Group, Inc.	841,182
134		Nippon Telegraph & Telephone Corp.	640,549
61,800		Nissan Motor Co., Ltd.	647,917
18,300		NOK Corp.	552,082
153,000		Oki Electric Industry Co., Ltd.	477,089
10,900		Sankyo Co., Ltd.	576,399
2,920		SFCG Co., Ltd.	701,720
74,000		Sumitomo Corp.	827,264
50,000		Sumitomo Electric Industries Ltd.	657,972
153,000		Sumitomo Metal Industries Ltd.	529,725
70,000		Sumitomo Trust & Banking Co., Ltd.	595,959
131,000		Taisei Corp.	581,734
56,000		Takashimaya Co., Ltd.	753,161
18,400		Takeda Pharmaceutical Co., Ltd.	1,008,604
			17,467,187

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2005

Shares				Value
		Netherlands: 5.0%
40,400	@	ASML Holding NV		$683,726
36,500		Koninklijke Philips Electronics NV		953,986
57,887		Royal Dutch Shell PLC		1,888,604
				3,526,316
		Norway: 1.3%
5,220		Norsk Hydro ASA		518,458
16,000	@	Petroleum Geo-Services ASA		402,946
				921,404
		Singapore: 0.6%
49,000		DBS Group Holdings Ltd.		443,126
				443,126
		South Korea: 0.5%
1,230		Samsung Electronics Co., Ltd. GDR		328,710
				328,710
		Spain: 0.9%
22,700		Repsol YPF SA		675,777
				675,777
		Sweden: 2.5%
44,500		Swedish Match AB		505,494
200,000		Telefonaktiebolaget LM Ericsson		655,271
14,800		Volvo AB		608,632
				1,769,397
		Switzerland: 6.1%
11,190		Roche Holding AG		1,669,563
12,000		Swiss Reinsurance Co.		808,884
14,590		UBS AG		1,242,178
3,592	@	Zurich Financial Services AG		611,669
				4,332,294
		United Kingdom: 15.7%
23,200		Anglo American PLC		686,814
204,600		Centrica PLC		864,956
69,500		Diageo PLC		1,026,719
37,500		Enterprise Inns PLC		517,701
73,700		GlaxoSmithKline PLC		1,917,185
40,700		GUS PLC		607,527
80,035		HBOS PLC		1,182,479
114,000		Hilton Group PLC		685,215
144,192		Kingfisher PLC		541,320
257,700		Legal & General Group PLC		489,542
171,300		Rentokil Initial PLC		465,706
46,673		Royal Bank of Scotland Group PLC		1,292,654
80,600		Unilever PLC		815,574
				11,093,392
		Total Common Stock (Cost $62,519,574)		69,132,783

Principal Amount				Value

SHORT-TERM INVESTMENTS: 4.0%

$ 1,639,000		Repurchase Agreement: 2.3%
		Morgan Stanley Repurchase
		Agreement dated 10/31/05, 4.000%,
		due 11/01/05, $1,639,182 to be
		received upon repurchase
		(Collateralized by $1,675,000
		Federal Home Loan Bank, 4.500%,
		Market Value plus accrued
		interest $1,677,272 due 05/21/07)		$1,639,000
		Total Repurchase Agreement
		(Cost $1,639,000)		1,639,000
		Securities Lending CollateralCC: 1.7%
1,163,000		The Bank of New York
		Institutional Cash Reserves Fund		1,163,000
		Total Securities Lending Collateral
		(Cost $1,163,000)		1,163,000
		Total Short-Term Investments
		(Cost $2,802,000)		2,802,000
		Total Investments In
		Securities (Cost
		$65,321,574)*	101.6%	$71,934,783
		Other Assets and Liabilities-Net	(1.6)	(1,105,420)
		Net Assets	100.0%	$70,829,363

@		Non-income producing security
ADR		American Depositary Receipt
GDR		Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc		Securities purchased with cash collateral for securities loaned.
L		Loaned security, a portion or all of the security is on loan at October 31, 2005.
*		Cost for federal income tax purposes is $65,425,063. Net unrealized appreciation consists of:
		Gross Unrealized Appreciation		$7,920,305
		Gross Unrealized Depreciation		(1,410,585)
		Net Unrealized Appreciation		$6,509,720

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF OCTOBER 31, 2005 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.6%
Agriculture	2.0
Auto Manufacturers	3.0
Auto Parts & Equipment	1.7
Banks	19.1
Beverages	1.4
Building Materials	0.9
Chemicals	1.7
Commercial Services	0.7
Computers	1.2
Distribution/Wholesale	1.2
Diversified Financial Services	2.0
Electric	2.6
Electrical Components & Equipment	0.9
Electronics	2.3
Engineering & Construction	2.5
Entertainment	1.9
Food	2.0
Gas	1.2
Healthcare - Services	1.1
Holding Companies - Divers	0.6
Household Products/Wares	0.6
Insurance	3.8
Iron/Steel	0.7
Leisure Time	0.8
Media	1.8
Mining	2.8
Office/Business Equipment	1.0
Oil & Gas	8.4
Oil & Gas Services	0.6
Pharmaceuticals	7.9
Real Estate	1.8
Retail	4.5
Semiconductors	1.4
Telecommunications	7.2
Transportation	2.6
Water	1.1
Repurchase Agreement	2.3
Securities Lending Collateral	1.7
Other Assets & Liabilities - Net	(1.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
ING International Growth Fund
Class A	NII	$0.0442
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0649
Class O	NII	$0.0523

NII - Net investment income

For the fiscal period ended October 31, 2005, the following is the percentage of net investment income dividend paid by the Fund that is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

International Growth	100.00%

Pursuant to Section 853 of the Internal Revenue Code, International Growth Fund designates $163,601 ($.0204 per share) as foreign taxes paid for the year ended October 31, 2005.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Fund’s Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and Director, Business and Economic Research Center (August 1999 - August 2002).	43

President-Elect, Academy of Economics and Finance (February 2005 - Present); First Vice President, Academy of Economics and Finance (February 2004 - February 2005); Second Vice President, Academy of Economics and Finance (February 2003 - February 2004); Academy of Economics and Finance (February 2002 - February 2003); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December 2002 - December 2004).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	April 1994 - Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 -October 2002) and Associate Commissioner (1995 - 2002).	43	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	April 1994 - Present	Self-Employed Consultant (January 1993 - Present).	43	Northwest Center for the Arts, Torrington, CT.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1991 - Present	President, Thompson Enterprises (October 2004 - Present). Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	43	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Advest Trust Company (1998 - Present); and Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 2002 - Present	Retired. Formerly, Partner of Goodwin Proctor LLP (June 1966 - September 2000).	43	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	43	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

J. Scott Fox(2) ING Investment Management Co. 10 State House Square Hartford, Connecticut Age: 50	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management LLC (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer, ING Investment Management Co. (April 1994 - April 2001).	43	The Greater Hartford Arts Council (July 2002 - Present).

Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	April 2002 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	205

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present)

(1)   Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)   Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(3)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President, Chief Executive Officer and Chief Operating Officer	March 2002 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	April 2002 - Present

Executive Vice President (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005) and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2002 - Present

Executive Vice President, (July 2000 - Present) and Chief Investment Risk Officer ING Investments, LLC (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002) and Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President and Assistant Secretary	March 2002 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present) ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	December 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003) and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004) and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 28	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003) and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Secretary	September 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Institutional Prime Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AINTLABCIO	(1005-122905)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $33,800 for year ended October 31, 2005 and $32,500 for year ended October 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $8,280 in the year ended October 31, 2005 and $19,653 in the year ended October 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $8,925 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,000 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services	☒	☒	Not to exceed $15,000 during the Pre-Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	☒		Not to exceed $8,000 per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	☒		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:  January 1, 2005

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $143,881 for year ended October 31, 2005 and $55,380 for year ended October 31, 2004.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: January 9, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 9, 2006

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